[GRAPHIC OF FLAGS OMITTED]

GABELLI GLOBAL OPPORTUNITY FUND

SEMI-ANNUAL REPORT
JUNE 30, 2000

                             [PHOTO OF MARC J. GABELLI AND CAESAR BRYAN OMITTED]

                                                MARC J. GABELLI AND CAESAR BRYAN
                                                              Portfolio Managers

TO OUR SHAREHOLDERS:

      The second quarter of 2000 was not as kind to Global Opportunity Fund shareholders as previous quarters have been. Investors' fears regarding inflation and share price wreaked havoc on equity markets worldwide, and the Fund became one of the victims. Obviously, we would prefer that this never happened. In the long run, however, it could prove beneficial for the Fund. The silver lining in the dark cloud of market volatility is the fact that many individual companies that we would love to own become more affordable as their prices plunge with the rest of the market.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2000, The Gabelli Global Opportunity Fund (the "Fund") Class AAA Shares' net asset value declined 6.82%. The Morgan Stanley Capital International World Free Index of global equity markets and Lipper Global Fund Average declined 3.81% and 4.73%, respectively, over the same period. The Morgan Stanley World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 43.34% over the trailing twelve-month period. The Morgan Stanley World Free Index and Lipper Global Fund Average rose 12.37% and 21.96%, respectively, over the same twelve-month period.

      Since inception on May 11, 1998 through June 30, 2000, the Fund had a cumulative total return of 94.45%, which equates to an average annual total return of 36.40%.


----------------------------------------------------------------------------------------------
INVESTMENT RESULTS (CLASS AAA SHARES) (a)
                                                     Quarter
                                    -----------------------------------------
                                     1st         2nd         3rd          4th         Year
                                     ---         ---         ---          ---         ----
  2000:   Net Asset Value .......   $19.07     $17.77        --           --           --
          Total Return ..........     5.8%      (6.8)%       --           --           --
----------------------------------------------------------------------------------------------
  1999:   Net Asset Value .......   $11.47     $13.00      $13.61       $18.03       $18.03
          Total Return ..........     8.7%      13.3%        4.7%        38.9%        79.2%
----------------------------------------------------------------------------------------------
  1998:   Net Asset Value .......      --      $10.23       $9.69       $10.55       $10.55
          Total Return ..........      --        2.3%(b)    (5.3)%       13.7%        10.1%(b)
----------------------------------------------------------------------------------------------

------------------------------------------------------
       Average Annual Returns (Class AAA Shares)
       -----------------------------------------
                    June 30, 2000 (a)
                    -----------------

  1 Year .................................    43.34%
  Life of Fund (b) .......................    36.40%
------------------------------------------------------


                   Dividend History
----------------------------------------------------------
Payment (ex) Date   Rate Per Share     Reinvestment  Price
-----------------   --------------     -------------------
December 27, 1999      $0.850               $17.48
December 28, 1998      $0.450               $10.34

(a) Total returns and average annual returns for Class AAAShares reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 11, 1998. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants. For the second quarter ended June 30, 2000, The Gabelli Global Opportunity Fund Class A Shares declined 6.76% (excluding the effect of the 5.75% front-end sales charge). (Class B and Class C Shares have not been issued as of June 30, 2000). The Class A Shares ended the second quarter with a net asset value of $17.77.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED}

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

         HOLDINGS BY GEOGRAPHIC REGION - 6/30/00

         Europe ........................  35.8%
         Cash ..........................  24.7%
         United States .................  18.8%
         Japan .........................  12.6%
         Canada ........................   5.1%
         Asia/Pacific Rim ..............   2.6%
         Latin America .................   0.4%

COMMENTARY

      As the old cliche goes, a week is a long time in politics. The same can probably be said for investing. Three months ago, when we wrote our comments about the first quarter, markets were fearful that economic growth was too strong and interest rates would be raised significantly in order to prevent a dangerous rise in the rate of inflation.

      Both the Federal Reserve Board (the "Fed") and the European Central Bank did raise short-term interest rates, but with minimal disruption to the U.S. and European bond markets. Indeed, between the end of March and the end of June, the U.S. ten-year government bond yield was unchanged and the German ten-year government bond yield rose by four basis points, to 5.26%. Incidentally, Japanese bond yields were little changed.

      Just as investors' fears about economic growth being too strong deepened, the market received data suggesting that the economy was slowing. Now many believe that the Fed will not need to raise interest rates further. Obviously, we have no idea whether the Fed will raise rates, let alone when or by how much. Maybe the next move will be lower. However, the action of the last few months provides further support for a few investment truths.

      First, market psychology can shift on a dime, yet as long-term investors, we cannot be over-influenced by short-term mood swings. Second, the consensus can sometimes be wrong. Third, markets will find a way to correct excesses, most often at an inconvenient moment.

      At the start of the quarter, we began to add to sectors that have solid growth prospects but which the market had largely ignored. These included financials, pharmaceuticals and some consumer stocks.

      These sectors play into a number of themes to which we remain committed. Part and parcel of the restructuring that Europe is currently undergoing is a requirement for individuals to plan for their own retirement, as opposed to relying on the State. The prime beneficiary of this trend should be large financial services companies such as Skandia and Allianz.

      We added to our pharmaceutical holdings as their valuations became more attractive on an absolute and relative basis. This sector has excellent growth prospects and the companies generate large amounts of free cash flow. There is also the potential for further industry restructuring. The merger of Glaxo Wellcome and SmithKline Beecham is likely to close in the current quarter. Other companies such as Roche, Novartis and AstraZeneca are dismantling their life sciences concept in favor of becoming pure pharmaceutical plays. These moves should attract higher multiples.

      There are fundamental issues for many consumer companies, such as pricing power and volume growth. However, these concerns do not apply to all consumer stocks and, when they do, management must tackle the problem. Many luxury goods companies still offer growth at an attractive valuation. Portfolio holdings in this sector include Richemont, Christian Dior and Swatch. Other consumer stocks such as Diageo and Altadis are restructuring in order to become better, more focused competitors. Many of these companies possess strong brands with high market shares, solid margins and excellent free cash flow generating abilities.

      And now for the multimedia companies: although we saw isolated earnings disappointments, multimedia companies generally met or exceeded earnings expectations from the first quarter of 2000. So why did investors suddenly lose interest in one of the best performing industry sectors in recent years? The answer is a combination of valuations and a reversal in investor sentiment. The stock prices of leading multimedia companies had become somewhat extended relative to trailing earnings and short-term earnings projections. Justifiably, investors began to worry that these stocks were ahead of themselves. Additionally, the fear spawned by the sharp technology stock correction spilled over into other top performing groups, including multimedia.

      With the rise of momentum investing--buying stocks simply because they are going up in price--stocks in spotlight industries such as technology and multimedia will periodically become overvalued and vulnerable to a correction. We tend to ignore this kind of short-term market commotion. We want to own good businesses with the potential to grow in value over the long-term. As long as our portfolio holdings are living up to our fundamental expectations, we are willing to tolerate short-term market turbulence.

      We do not see any change in what we believe to be a very bright outlook for quality companies in multimedia businesses. The Interactive Age is still in its infancy. Going forward, quality distribution (wired and wireless telecommunications systems as well as cable television and broadcast networks) and information and entertainment content (publishers and film and television production companies) will be among the world's most prized assets.

      Multimedia stocks may continue to tread water over the short term. However, ongoing consolidation in the industry should produce headlines that reawaken investor interest in the sector and help multimedia stocks regain momentum in the year ahead.

THE SCORECARD

      Other than the generally poor performance of our telecommunications holdings, especially wireless communications stocks, there were few industry group standouts. Financial services stocks fared well overall, boosted by some of our largest holdings like Mellon and Merrill Lynch. Consumer products (Compagnie Financiere Richemont and Nintendo), communications equipment (Furukawa Electric, Marconi and Great Nordic) and health care (Novartis and Sanofi- Synthelabo) also contributed to positive performance.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2000.

ALLIANZ AG (ALVG.F - $362.81 - FRANKFURT STOCK EXCHANGE) provides many insurance and reinsurance products including property, casualty, life and health insurance. Allianz operates in over fifty countries through its subsidiaries and affiliates. The company owns brands such as AGF in France and RAS is

Italy. Allianz controls significant stakes in a number of leading financial companies in Germany and should be at the center of the expected reorganization of corporate Germany following the implementation of the recently enacted tax reform package which eliminates corporate capital gains taxes among other changes.

BELL ATLANTIC CORP. (BEL - $50.8125 - NYSE),  following its merger with GTE (GTE
- $62.25 - NYSE), has been renamed Verizon Communications (VZ - NYSE). VZ becomes the largest domestic provider of wireline communications, with 95 million access line equivalents. Verizon is also the largest domestic wireless carrier, with about 25 million subscribers, and is one of the world's largest and most successful wireless companies, with domestic operations in 24 states and international investments in Latin America, Europe and the Pacific Rim. In early April, BEL, GTE and Vodafone AirTouch (VOD.L - $4.04 - London Stock Exchange) finished combining their U.S. wireless operations into a joint venture called Verizon Wireless, which will reach more than 90% of the U.S. population. VZ is also a global leader in publishing directories and in providing Internet-based shopping guides, website creation and hosting, and other electronic commerce services. The company has a mix of mature and start-up communications businesses in Europe and the Pacific Rim, including a 24.9% stake in Telecom Corp. of New Zealand and an 18.5% stake in Cable & Wireless Communications.

CITIZENS COMMUNICATIONS CO. (CZN - $17.25 - NYSE), will soon become the country's largest independent local exchange carrier once it completes several acquisitions of over 2 million access lines for $6.5 billion. Upon completion of these transactions, accompanied by divestitures of its utilities operations, CZN will reposition itself as a pure telecommunications company. CZN also owns 81% of a competitive carrier, Electric Lightwave (ELIX - $18.6875 - NASDAQ), with fiber optic networks covering the Western part of the U.S.

FURUKAWA ELECTRIC CO. LTD. (5801.T - $20.88 - TOKYO STOCK EXCHANGE) manufactures electric wire and cable, light metals, and optical-fiber cables. The company also provides related services, including installation. Furukawa is currently expanding into superconductor wire and optical transmission, network systems and devices. The company has a significant stake in JDS Uniphase (JDSU - $119.875 - NASDAQ), a Canadian optical equipment manufacturer.

GRANADA GROUP PLC (GAA.L - $9.99 - LONDON STOCK EXCHANGE) is a dominant media and hospitality company in the U.K. The company is focusing its efforts on building leading brands that offer a full range of products and services in their markets. Granada operates Ondigital with its partner Carlton Communications and Granada Sky Broadcasting with its partner BSkyB. These pay television initiatives complement Granada's programming expertise, positioning the company to take advantage of the growth in the pay television sector. Granada recently spun-off 20% of its media businesses in a new company called Granada Media.

NORTEL NETWORKS CORP. (NT - $68.25 - NYSE) is a leading global supplier of data and telephony network solutions and services. Its business consists of the design, development, manufacture, marketing, sale, financing, installation, servicing and support of data and telephony networks for carrier and enterprise customers. Customers include public and private institutions; local, long-distance, personal communications services and cellular mobile communications companies; cable television companies; Internet service providers; and utilities. NT has a presence in over 150 countries worldwide.

OLIVETTI SPA (OL.MI - $3.62 - MILAN STOCK EXCHANGE) is a holding company whose primary asset is its 72% interest in Tecnost (TEC.MI - $3.97 - Milan Stock Exchange), another Italian holding company whose sole asset is a 55% ownership of Telecom Italia (TIT.MI - $6.64 - Milan Stock Exchange). Telecom Italia is Italy's dominant telecommunications company, offering customers fixed line, wireless, satellite and data services. Olivetti is in the process of acquiring the shares of Tecnost not already owned through a share exchange. This transaction will simplify the ownership structure of Telecom Italia.

SEAGRAM CO. (VO - $58.00 - NYSE), operates two global businesses: beverages and entertainment. The beverage group's major brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its $10.4 billion December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $21.625 - NASDAQ). On June 20th, Seagram, Vivendi and Canal Plus agreed to merge, creating a fully integrated global media and communications company for the wired and wireless world.

VOICESTREAM WIRELESS CORP. (VSTR - $116.2896 - NASDAQ) is one of the three U.S. independent wireless service providers with licenses covering over 200 million POPS (Points of Presence). VSTR was spun-off of Western Wireless about fourteen months ago and is the only national carrier utilizing GSM (Global System for Mobile Communication) technology, a standard which dominates in Europe. VSTR's high growth rates and experienced management team, as well as its national licenses, make the company an attractive acquisition target for major global telecommunications companies, many of which lack a U.S. presence.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      While the first quarter of 2000 was disappointing for the Gabelli Global Opportunity Fund, all is certainly not lost. We believe that we have filled the portfolio with a variety of well-positioned, undervalued companies which will do well in the long run. As long-term investors, we are occasionally forced to absorb short-term bumps in the road. We are undaunted in our efforts to earn superior returns for our clients, and we have the utmost faith in the investment style which has rewarded us so well for the past twenty three years here at Gabelli Asset Management.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABOX. Please call us during the business day for further information.

                                     Sincerely,

                    /S/ SIGNATURE OMITTED         /S/ SIGNATURE OMITTED

                    MARC J. GABELLI               CAESAR BRYAN
                    Portfolio Manager             Portfolio Manager

                                                  /S/ SIGNATURE

                                                  IVAN ARTEAGA, CFA
                                                  Associate Portfolio Manager

July 14, 2000

-------------------------------------------------------
                TOP TEN HOLDINGS
                  JUNE 30, 2000
                  -------------

Nortel Networks Corp.      VoiceStream Wireless Corp.
Allianz AG                 Furukawa Electric Co. Ltd.
Olivetti SpA               Bell Atlantic Corp.
Seagram Co.                Citizens Communications Co.
Mellon Financial Corp.     Granada Group plc
-------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                        MARKET
  SHARES                                                  COST          VALUE
 -------                                                  ----          ------
               COMMON STOCKS -- 73.0%
               AUTOMOTIVE -- 0.6%
    3,761      General Motors Corp. ..............    $  287,061      $  218,373
                                                      ----------      ----------
               BROADCASTING -- 6.1%
    3,650      Audiofina .........................       167,784         470,453
       15      Fuji Television Network Inc. ......        87,312         234,695
   59,800      Granada Group plc .................       552,163         597,190
   15,000      Mediaset SpA ......................       144,234         229,713
    4,000      Nippon Broadcasting
                System Inc. ......................       248,956         246,194
    7,750      NRJ Groupe+ .......................       105,633         377,365
    6,000      Tokyo Broadcasting
                System Inc. ......................        88,513         259,013
                                                      ----------      ----------
                                                       1,394,595       2,414,623

                                                      ----------      ----------
               BUILDING AND CONSTRUCTION -- 0.9%
   20,300      CRH plc ..........................        389,446         366,309

                                                      ----------      ----------
               BUSINESS SERVICES -- 2.7%
    5,000      Asatsu-DK Inc. ....................       149,958         205,005
   15,000      Reuters Holdings plc ..............       243,342         255,789
    3,000      Secom Co. Ltd. ....................       270,556         219,143
    4,378      Vivendi ...........................       291,856         386,387
                                                      ----------      ----------
                                                         955,712       1,066,324
                                                      ----------      ----------
               CABLE -- 1.2%
    2,187      NTL Inc.+ .........................        70,346         130,947
    7,000      UnitedGlobalCom Inc., Cl. A+ ......       178,187         327,250
                                                      ----------      ----------
                                                         248,533         458,197
                                                      ----------      ----------
               COMMUNICATIONS EQUIPMENT -- 5.4%
   30,000      Furukawa Electric Co. Ltd. ........       342,405         626,325
    4,300      GN Store Nord A/S .................       156,645         434,127
   27,000      Marconi plc .......................       330,932         351,342
    8,637      Nortel Networks Corp. .............       484,213         589,475
    7,000      Telesystem International
                Wireless Inc.+ ...................       186,859         128,176
                                                      ----------      ----------
                                                       1,501,054       2,129,445
                                                      ----------      ----------
               COMPUTER SOFTWARE AND SERVICES -- 0.9%
       15      Net One Systems Co. Ltd. ..........       460,397         344,974
                                                      ----------      ----------
               CONSUMER PRODUCTS -- 3.1%
    2,000      Christian Dior SA .................       361,416         453,506
      150      Compagnie Financiere
                Richemont AG, Cl. A ..............       286,849         404,113
       40      Givaudan+ .........................        13,964          12,174
    2,000      Nintendo Co. Ltd. .................       344,434         349,121
                                                      ----------      ----------
                                                       1,006,663       1,218,914
                                                      ----------      ----------


                                                                        MARKET
  SHARES                                                  COST          VALUE
 -------                                                  ----          ------
               ELECTRONICS -- 1.3%
    2,000      Kyocera Corp. .....................    $  250,746      $  339,130
    2,000      Sony Corp., ADR ...................       113,112         188,625
                                                      ----------      ----------
                                                         363,858         527,755
                                                      ----------      ----------
               ENERGY AND UTILITIES -- 0.5%
    2,500      Schlumberger Ltd. .................       123,096         186,562
                                                      ----------      ----------
               ENTERTAINMENT -- 5.0%
    2,000      Avex Inc. .........................       399,105         207,361
    2,000      Canal Plus ........................       137,237         336,072
   12,176      Liberty Media Group, Cl. A+ .......       118,259         295,268
   30,000      Publishing &
                Broadcasting Ltd. ................       182,322         230,548
    9,500      Seagram Co. .......................       499,782         551,000
   15,000      USA Networks Inc.+ ................       282,330         324,375
                                                      ----------      ----------
                                                       1,619,035       1,944,624
                                                      ----------      ----------


               FINANCIAL SERVICES -- 12.0%
    1,600      Allianz AG ........................       599,608         580,488
    2,000      AXA-UAP ...........................       285,927         315,067
    6,000      Citigroup Inc. ....................       321,095         361,500
    5,000      Invik & Co. AB, Cl. B .............       359,167         518,199
   25,000      Mediolanum SpA ....................       200,323         408,633
   15,000      Mellon Financial Corp. ............       474,322         546,562
    4,500      Merrill Lynch & Co. Inc. ..........       353,912         517,500
    3,500      Morgan (J.P.) & Co. Inc. ..........       432,797         385,438
   20,000      Prudential Corp. plc ..............       316,047         292,936
   25,000      San Paolo - IMI SpA ...............       377,818         442,526
   30,000      Skandinaviska Enskilda
                 Banken, Cl. A ....................      356,345         355,482
                                                      ----------      ----------
                                                       4,077,361       4,724,331
                                                      ----------      ----------
               HEALTH CARE -- 3.5%
      240      Novartis AG .......................       374,805         380,151
       40      Roche Holding AG ..................       451,505         389,371
    7,000      Sanofi-Synthelabo SA ..............       293,273         333,494
   20,000      SmithKline Beecham plc ............       268,803         261,766
                                                      ----------       ---------
                                                       1,388,386       1,364,782
                                                      ----------      ----------
               METALS AND MINING -- 1.0%
   40,000      Antofagasta Holdings plc ..........       238,468         213,952
    6,000      Stillwater Mining Co.+ ............       179,608         167,250
                                                      ----------      ----------
                                                         418,076         381,202
                                                      ----------      ----------
               PUBLISHING -- 4.5%
   10,000      Arnoldo Mondadori
                Editore SpA ......................       157,737         225,798
   32,067      Gruppo Editoriale
                L'Espresso SpA ...................        87,079         392,186
   34,000      Independent News &
                Media plc, Dublin ................        80,367         124,977

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
   SHARES                                                 COST         VALUE
  -------                                                 ----         ------
             COMMON STOCKS (CONTINUED)
             PUBLISHING (CONTINUED)
    34,000   Independent News & Media
              plc, Dublin, New Shares .............   $   80,367     $  124,977
     7,000   News Corp. Ltd., ADR .................      202,206        381,500
     8,000   Schibsted ASA ........................       95,193        148,278
    25,000   United News & Media plc ..............      306,941        359,361
                                                      ----------     ----------
                                                       1,009,890      1,757,077
                                                      ----------     ----------
             RETAIL -- 0.6%
     4,000   Ito Yokado Co. Ltd. ..................      278,474        240,539
                                                      ----------     ----------
             SATELLITE -- 1.3%
     1,319   General Motors Corp., Cl. H+ .........       94,402        115,742
     2,500   Societe Europeenne
              Satellites ..........................      408,186        411,736
                                                      ----------     ----------
                                                         502,588        527,478
                                                      ----------     ----------
             TELECOMMUNICATIONS -- 16.7%
    12,500   AT&T Corp. ...........................      578,750        395,313
     5,500   BCE Inc. .............................      444,994        130,969
    12,000   Bell Atlantic Corp. ..................      718,369        609,750
    15,000   British
              Telecommunications plc ..............      257,038        193,828
    10,000   BroadWing Inc.+ ......................      228,312        259,375
     7,750   Cable & Wireless plc, ADR ............      337,084        387,984
    35,180   Citizens Communications Co. ..........      412,647        606,855
        40   DDI Corp. ............................      309,502        384,561
    12,500   Electric Lightwave Inc., Cl. A+ ......      138,000        233,594
     5,125   Global Crossing Ltd.+ ................       82,312        134,852
        10   Japan Telecom Co. Ltd. ...............       93,228        433,574
     3,000   KDD Corp. ............................      206,970        302,559
    15,000   Manitoba Telecom
              Services Inc. .......................      190,152        257,939
        16   Nippon Telegraph &
              Telephone Corp. .....................      153,299        212,640
   160,000   Olivetti SpA+ ........................      618,240        578,960
    25,000   Portugal Telecom SA ..................      310,547        280,696
    10,500   Rogers Communications
              Inc., Cl. B, ADR+ ...................      170,881        299,250
     1,500   Telecom Italia SpA, ADR ..............      140,318        206,344
    25,000   Telecom Italia SpA, Cl. RNC ..........      161,289        165,888
     3,714   Telefonica SA, ADR ...................      162,549        237,928
    10,000   United Pan-Europe
              Communications NV,
              Cl. A, ADR+ .........................      195,000        270,000
                                                     -----------    -----------
                                                       5,909,481      6,582,859
                                                     -----------    -----------


                                                                       MARKET
   SHARES                                                 COST         VALUE
  -------                                                 ----         ------
             WIRELESS COMMUNICATIONS -- 5.7%
     5,000   AT&T Wireless Group+ .................  $   147,500    $   139,375
    30,000   Telecom Italia Mobile SpA ............      178,389        307,334
     2,300   Telephone & Data
              Systems Inc. ........................       86,665        230,575
     5,000   United States Cellular Corp.+ ........      313,750        315,000
    83,964   Vodafone AirTouch plc ................      266,433        339,213
     7,888   VoiceStream Wireless Corp.+ ..........      611,920        917,292
                                                     -----------    -----------
                                                       1,604,657      2,248,789
                                                     -----------    -----------
             TOTAL COMMON STOCKS ..................   23,538,363     28,703,157
                                                     -----------    -----------
 PRINCIPAL
  AMOUNT
----------

             U.S. GOVERNMENT OBLIGATIONS -- 24.0%
$9,492,000   U.S. Treasury Bills,
               5.52% to 6.14%++,
               due 07/06/00 to 09/28/00                9,426,960      9,427,684
                                                     -----------    -----------
              TOTAL
               INVESTMENTS -- 97.0%                  $32,965,323     38,130,841
                                                     ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 3.0% ........................     1,175,920
                                                                    -----------
              NET ASSETS -- 100.0%
               (2,211,861 shares outstanding) ...................   $39,306,761
                                                                    ===========

------------------------
              For Federal tax purposes:

              Aggregate cost ....................................   $32,965,323
                                                                    ===========
              Gross unrealized appreciation .....................    $6,660,138
              Gross unrealized depreciation .....................    (1,494,620)
                                                                    -----------
              Net unrealized appreciation .......................   $ 5,165,518
                                                                    ===========

------------------------
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                                 % OF
                                MARKET          MARKET
GEOGRAPHIC DIVERSIFICATION      VALUE           VALUE
--------------------------     -------       -----------
North America ..............    48.6%        $18,537,440
Europe .....................    35.8%         13,665,057
Japan ......................    12.6%          4,793,460
Asia/Pacific Rim ...........     2.6%          1,000,033
Latin America ..............     0.4%            134,851
                               ------        -----------
                               100.0%        $38,130,841
                               ======        ===========

                 See accompanying notes to financial statements.

                       THE GABELLI GLOBAL OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
-------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $32,965,323) .....................   $38,130,841
   Foreign currency, at value (Cost $995,189) ...................       996,796
   Dividends, interest and reclaims receivable ..................        35,454
   Receivable for investments sold ..............................       221,963
   Receivable for Fund shares sold ..............................        19,600
   Deferred organizational expenses .............................        22,661
                                                                    -----------
   TOTAL ASSETS .................................................    39,427,315
                                                                    -----------
LIABILITIES:
   Payable for investment advisory fees .........................        20,203
   Payable for distribution fees ................................         8,007
   Payable to custodian .........................................         2,700
   Other accrued expenses .......................................        89,644
                                                                    -----------
   TOTAL LIABILITIES ............................................       120,554
                                                                    -----------
   NET ASSETS applicable to 2,211,861 shares outstanding            $39,306,761
                                                                    ===========
NET ASSETS CONSIST OF:
   Capital stock, at par value ..................................         2,212
   Additional paid-in capital ...................................    32,578,358
   Accumulated net investment income ............................       613,505
   Accumulated net realized gain on investments
     and foreign currency transactions ..........................       945,670
   Net unrealized appreciation on investments
     and foreign currency transactions ..........................     5,167,016
                                                                    -----------
   TOTAL NET ASSETS .............................................   $39,306,761
                                                                    ===========
SHARES OF CAPITAL STOCK:
   CLASS AAA
   Net Asset Value, offering and redemption price per share
     (2,211,619 shares outstanding) .............................        $17.77
                                                                         ======
   CLASS A
   Net Asset Value, and redemption price per share
     (242 shares outstanding) ...................................        $17.77
                                                                         ======
   Maximum sales charge .........................................         5.75%
                                                                         ======
   Maximum offering price per share
     (NAV [DIVIDE] 0.9425, based on maximum sales charge
     of 5.75% of the offering price at June 30, 2000) ...........        $18.85
                                                                         ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $15,167) ........             $   638,485
   Interest ...........................................                 251,426
                                                                    -----------
   TOTAL INVESTMENT INCOME ............................                 889,911
                                                                    -----------
EXPENSES:
   Investment advisory fees ...........................                 184,316
   Distribution fees ..................................                  46,079
   Registration fees ..................................                  30,635
   Custodian fees .....................................                  20,913
   Shareholder services fees ..........................                  18,376
   Legal and audit fees ...............................                  15,718
   Shareholder communications expenses ................                  15,303
   Organizational expenses ............................                   3,990
   Directors' fees ....................................                     570
   Miscellaneous expenses .............................                   2,991
                                                                    -----------
   TOTAL EXPENSES .....................................                 338,891
                                                                    -----------
   Less: Expense reimbursement ........................                 (62,485)
                                                                    -----------
   TOTAL NET EXPENSES .................................                 276,406
                                                                    -----------
   NET INVESTMENT INCOME ..............................                 613,505
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments and
     foreign currency transactions ....................                 940,833
   Net change in unrealized appreciation on investments
     and foreign currency transactions ................              (2,471,670)
                                                                    -----------
   NET REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS ....              (1,530,837)
                                                                    -----------
   NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ..................................             $  (917,332)
                                                                    ============


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  SIX MONTHS ENDED
                                                                                    JUNE 30, 2000        YEAR ENDED
                                                                                     (UNAUDITED)      DECEMBER 31, 1999
                                                                                  ----------------    -----------------
OPERATIONS:
   Net investment income ........................................................    $   613,505        $     41,984
   Net realized gain on investments and foreign currency transactions ...........        940,833           1,126,064
   Net change in unrealized appreciation (depreciation) on investments
     and foreign currency transactions                                                (2,471,670)          7,506,982
                                                                                     -----------        ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................       (917,332)          8,675,030
                                                                                     -----------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investments .............................................             --          (1,126,064)
   In excess of net realized gain on investments ................................             --             (36,335)
                                                                                     -----------        ------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................................             --          (1,162,399)
                                                                                     -----------        ------------
CAPITAL SHARE TRANSACTIONS:
   Class AAA ....................................................................     13,439,985          13,400,561
   Class A ......................................................................          4,886                --
                                                                                     -----------        ------------
   Net increase in net assets from capital share transactions ...................     13,444,871          13,400,561
                                                                                     -----------        ------------
   NET INCREASE IN NET ASSETS ...................................................     12,527,539          20,913,192
NET ASSETS:
   Beginning of period ..........................................................     26,779,222           5,866,030
                                                                                     -----------        ------------
   End of period ................................................................    $39,306,761        $ 26,779,222
                                                                                     ===========        ============


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Global Opportunity Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Adviser has agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (exclusive of interest expense) at 1.50% of the value of the Fund's average daily net assets. Beginning January 1, 2000 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 1.50% of average daily net assets. For the six months ended June 30, 2000, the Adviser reimbursed the Fund in the amount of $62,485.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $46,076 and $3 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under the Plan. Class B incurred distribution cost of less than $1. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000, other than short term securities, aggregated $14,245,621 and $6,515,728, respectively.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended June 30, 2000.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                           SIX MONTHS ENDED                   YEAR ENDED
                                                            JUNE 30, 2000                  DECEMBER 31, 1999
                                                      --------------------------      ------------------------
                                                        SHARES         AMOUNT           SHARES         AMOUNT
                                                      ---------     ------------      ---------     -------------
                                                              CLASS AAA                       CLASS AAA
                                                      --------------------------      ---------------------------
Shares sold .......................................   1,383,432     $ 25,496,847       1,044,063     $ 14,882,079
Shares issued upon reinvestment of dividends ......          --               --          64,561        1,128,468
Shares redeemed ...................................    (657,412)     (12,056,862)       (179,073)      (2,609,986)
                                                      ---------     ------------       ---------     ------------
    Net increase ..................................     726,020     $ 13,439,985         929,551     $ 13,400,561
                                                      =========     ============       =========     ============

                                                              CLASS A (A)
                                                      --------------------------
Shares sold                                                 242     $      4,886
                                                      =========     ============

(a) From commencement of offering on March 1, 2000.

9. NEW SHARE CLASSES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund - Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board had also approved an Amended and Restated Distribution Agreement. Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares). The New Share Classes were first offered on March 1, 2000. No Class B or Class C shares have been sold as of June 30, 2000. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C shares are subject to a 1% CDSC for two years after purchase.

THE GABELLI GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                        INCOME FROM INVESTMENT OPERATIONS                            DISTRIBUTIONS
             ----------------------------------------------------   ----------------------------------------------------------------
                                          Net                                                             In Excess
              Net Asset     Net       Realized and      Total                  In Excess      Net          of Net
  Period       Value,    Investment    Unrealized       from         Net        of Net      Realized      Realized
  Ended      Beginning     Income    Gain (Loss) on   Investment  Investment  Investment    Gain on        Gain on         Total
December 31  of Period     (Loss)      Investments    Operations    Income      Income     Investments   Investments   Distributions
------------ ----------  ----------   --------------  ----------  ----------  -----------  ------------ -------------  -------------
CLASS AAA
   2000(a)    $18.03       $0.29         $(0.55)        $(0.26)         --          --           --            --             --
   1999        10.55        0.03           8.30           8.33          --          --       $(0.82)       $(0.03)        $(0.85)
   1998(b)     10.00        0.09           0.91           1.00      $(0.09)     $(0.06)       (0.30)           --          (0.45)
CLASS A
   2000(a)(c)  19.77        0.29          (2.29)         (2.00)         --          --           --            --             --


                                                RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                   ------------------------------------------------------------------------
                                                    Net           Operating        Operating
               Net Asset           Net Assets    Investment      Expenses to      Expenses to
  Period        Value,               End of      Income (Loss)   Average Net      Average Net     Portfolio
  Ended         End of     Total     Period       to Average     Assets Before     Assets Net of   Turnover
December 31     Period    Return+  (in 000's)     Net Assets   Reimbursement(e)   Reimbursement     Rate
------------   ---------  -------  ----------    -----------   ----------------   -------------   ---------
CLASS AAA
   2000(a)      $17.77     (1.4)%   $39,303        3.33%(d)       1.84%(d)           1.50%(d)        24%
   1999          18.03     79.2      26,779        0.36           1.97               1.03(f)         49
   1998(b)       10.55     10.1       5,866        1.72(d)        4.77(d)            1.00(d)        127
 CLASS A
   2000(a)(c)    17.77    (10.1)          4        3.33(d)        1.84(d)            1.50(d)         24

--------------------------------
+   Total return  represents  aggregate  total return of a  hypothetical  $1,000
    (a)investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period ended June 30, 2000; unaudited.
(b) From commencement of investment operations on May 11, 1998.
(c) From commencement of offering on March 1, 2000.
(d) Annualized.
(e) During the six months ended June 30, 2000 and the periods ended December 31, 1999 and 1998, the Adviser voluntarily reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.
(f) The Fund incurred interest expense during the year ended December 31, 1999. If interest expense had not been incurred, the ratio of operating expenses to average net assets net of reimbursement would have been 1.00%.

                 See accompanying notes to financial statements.

           Gabelli Global Series Funds, Inc.
          THE GABELLI GLOBAL OPPORTUNITY FUND
                 One Corporate Center
               Rye, New York 10580-1434
                     1-800-GABELLI
                   [1-800-422-3554]
                  FAX: 1-914-921-5118
                HTTP://WWW.GABELLI.COM
               E-MAIL: INFO@GABELLI.COM
   (Net Asset Value may be obtained daily by calling
             1-800-GABELLI after 6:00 P.M.)

                 BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana             Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

          OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA           Marc J. Gabelli
PRESIDENT AND CHIEF             PORTFOLIO MANAGER
INVESTMENT OFFICER

Caesar Bryan                    Bruce N. Alpert
PORTFOLIO MANAGER               VICE PRESIDENT AND TREASURER

James E. McKee                  Ivan Arteaga, CFA
SECRETARY                       ASSOCIATE PORTFOLIO MANAGER

                       DISTRIBUTOR
                 Gabelli & Company, Inc.

      CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
           State Street Bank and Trust Company

                      LEGAL COUNSEL
        Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB403Q200SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]

                                     THE
                                     GABELLI
                                     GLOBAL
                                     OPPORTUNITY
                                     FUND


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000